                                                                    EXHIBIT 99.2
Banc of America Securities [LOGO]





                                  ABFC 2002-WF2


As of the Cut-Off Date, 3 loans, or 0.20% of the aggregate principal balance, have an original loan-to-value ratio greater than 80% and no primary mortgage insurance.




                                          Primary Mortgage Insurance Providers

-------------------------------------------------------------------------------------------------------------
                                                  Number                                        Percent
                                                    of                 Aggregate                of Loans
                                                 Mortgage              Principal              by Principal
        Mortgage Insurance Provider               Loans                 Balance                  Balance
-------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                              1,289           $ 166,600,797.13               62.06%
PMI Mortgage Insurance Co.                           301              37,099,294.18               13.82
Mortgage Guaranty Insurance Co.                      269              32,988,426.80               12.29
Amerin Guaranty                                      249              31,773,686.61               11.84
-------------------------------------------------------------------------------------------------------------
                   TOTAL                           2,108           $ 268,462,204.72              100.00%
-------------------------------------------------------------------------------------------------------------



                                       Initial Rate Cap (Adjustable Rate Loans)(1)

-------------------------------------------------------------------------------------------------------------
                                                  Number                                         Percent
                                                    of                  Aggregate               of Loans
                                                 Mortgage               Principal             by Principal
                Initial Cap                       Loans                  Balance                 Balance
-------------------------------------------------------------------------------------------------------------
2.000%                                                 3          $      402,585.42                 0.20%
3.000%                                             1,598             205,715,839.24                99.80
-------------------------------------------------------------------------------------------------------------
                   TOTAL                           1,601          $  206,118,424.66               100.00%
-------------------------------------------------------------------------------------------------------------

(1)  As of the Statistical Cut-Off Date, the weighted average Initial Rate Cap of the adjustable rate mortgage loans is 2.998%.



                                       Periodic Rate Cap (Adjustable Rate Loans)(1)

-------------------------------------------------------------------------------------------------------------
                                                  Number                                        Percent
                                                    of                  Aggregate              of Loans
                                                 Mortgage               Principal            by Principal
                Periodic Cap                      Loans                  Balance                Balance
-------------------------------------------------------------------------------------------------------------
1.000%                                            1,598           $  205,715,839.24               99.80%
2.000%                                                3                  402,585.42                0.20
-------------------------------------------------------------------------------------------------------------
                   TOTAL                          1,601           $  206,118,424.66              100.00%
-------------------------------------------------------------------------------------------------------------

(1)  As of the Statistical Cut-Off Date, the weighted average Periodic Rate Cap of the adjustable rate mortgage loans is approximately 1.002%.


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accruate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Global Structured Finance                                            Page 1 of 1

Banc of America Securities [LOGO]

                                              Original Loan-to-Value Ratios(1)

-------------------------------------------------------------------------------------------------------------
                                                  Number                                        Percent
                                                    of                 Aggregate                of Loans
       Range of Original                         Mortgage              Principal              by Principal
     Loan-to-Value Ratios                         Loans                 Balance                  Balance
-------------------------------------------------------------------------------------------------------------
10.01%  -  15.00%                                    1               $     38,225.31              0.01%
15.01%  -  20.00%                                    5                    190,965.22              0.07
20.01%  -  25.00%                                    4                    275,550.02              0.10
25.01%  -  30.00%                                    9                  1,714,032.50              0.64
30.01%  -  35.00%                                    9                    924,682.94              0.34
35.01%  -  40.00%                                   15                  1,227,584.78              0.46
40.01%  -  45.00%                                   25                  2,377,993.27              0.89
45.01%  -  50.00%                                   35                  3,708,141.11              1.38
50.01%  -  55.00%                                   33                  4,061,465.67              1.51
55.01%  -  60.00%                                   61                  6,466,966.68              2.41
60.01%  -  65.00%                                  128                 16,591,996.91              6.18
65.01%  -  70.00%                                  175                 19,314,111.93              7.19
70.01%  -  75.00%                                  247                 30,813,331.02             11.48
75.01%  -  80.00%                                  539                 78,369,837.92             29.19
80.01%  -  85.00%                                  319                 38,139,014.03             14.21
85.01%  -  90.00%                                  334                 42,768,039.17             15.93
90.01%  -  95.00%                                  169                 21,480,266.24              8.00
-------------------------------------------------------------------------------------------------------------
                   TOTAL                         2,108              $ 268,462,204.72            100.00%
-------------------------------------------------------------------------------------------------------------

(1)  As of the Statistical Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 78.29%.




                                      Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                  Number                                         Percent
                                                    of                  Aggregate                of Loans
                                                 Mortgage               Principal              by Principal
             State or Territory                   Loans                  Balance                 Balance
-------------------------------------------------------------------------------------------------------------
California                                         325            $  63,658,707.62                 23.71%
Colorado                                            93               14,535,944.86                  5.41
Minnesota                                          112               13,983,786.57                  5.21
Texas                                              122               12,078,412.94                  4.50
Florida                                            111               11,569,058.69                  4.31
Arizona                                             84               11,027,407.68                  4.11
Pennsylvania                                        82                9,094,106.87                  3.39
Washington                                          60                8,628,856.25                  3.21
New York                                            58                8,309,556.69                  3.10
Michigan                                            85                8,162,739.20                  3.04
Maryland                                            53                7,923,992.09                  2.95
Ohio                                                77                7,411,777.19                  2.76
Illinois                                            63                6,962,418.01                  2.59
Massachussetts                                      33                5,610,454.92                  2.09
Indiana                                             63                5,471,709.82                  2.04
New Jersey                                          31                5,399,909.76                  2.01
Virginia                                            35                5,035,278.42                  1.88
-------------------------------------------------------------------------------------------------------------
                (continued)
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accruate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Global Structured Finance                                            Page 2 of 2

Banc of America Securities [LOGO]


-------------------------------------------------------------------------------------------------------------
                                                 Number                                        Percent
                                                   of                   Aggregate              of Loans
                                                Mortgage                Principal            by Principal
             State or Territory                  Loans                   Balance                Balance
-------------------------------------------------------------------------------------------------------------
                (continued)
Missouri                                           63                   4,926,420.04              1.84
Oregon                                             27                   4,347,499.26              1.62
Iowa                                               52                   4,140,355.23              1.54
South Carolina                                     29                   3,870,683.88              1.44
Wisconsin                                          40                   3,621,432.24              1.35
Louisiana                                          46                   3,314,019.20              1.23
North Carolina                                     28                   3,232,146.14              1.20
Nevada                                             23                   3,154,793.91              1.18
Georgia                                            24                   3,112,540.87              1.16
Tennessee                                          35                   3,059,169.09              1.14
Idaho                                              31                   2,906,805.10              1.08
Nebraska                                           26                   2,646,615.71              0.99
Montana                                            25                   2,564,034.50              0.96
Connecticut                                        13                   2,358,207.90              0.88
Utah                                               14                   2,249,622.52              0.84
Kentucky                                           17                   1,803,576.37              0.67
Oklahoma                                           18                   1,446,090.72              0.54
South Dakota                                       15                   1,420,290.34              0.53
Kansas                                             12                   1,316,130.10              0.49
Alaska                                              8                   1,142,331.93              0.43
New Hampshire                                       7                   1,119,774.96              0.42
New Mexico                                          9                     925,789.11              0.34
Delaware                                            6                     786,117.16              0.29
Mississippi                                        13                     661,620.90              0.25
Arkansas                                            5                     623,868.52              0.23
Rhode Island                                        5                     593,995.95              0.22
Wyoming                                             6                     482,329.21              0.18
Maine                                               5                     456,082.79              0.17
West Virginia                                       8                     454,868.35              0.17
Alabama                                             4                     451,220.79              0.17
North Dakota                                        4                     196,940.39              0.07
Hawaii                                              2                     162,913.99              0.06
Vermont                                             1                      49,799.97              0.02
-------------------------------------------------------------------------------------------------------------
                   TOTAL                        2,108               $ 268,462,204.72            100.00%
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accruate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Global Structured Finance                                            Page 3 of 3

Banc of America Securities [LOGO]


                                                         FICO Scores(1)

-------------------------------------------------------------------------------------------------------------
                                                 Number                                           Percent
                                                   of                  Aggregate                  of Loans
                 Range of                       Mortgage               Principal                by Principal
                FICO Scores                      Loans                  Balance                   Balance
-------------------------------------------------------------------------------------------------------------
825 - 849                                          2               $    456,775.92                  0.17%
800 - 824                                          2                    472,638.10                  0.18
775 - 799                                         15                  3,088,660.30                  1.15
750 - 774                                         38                  6,769,702.47                  2.52
725 - 749                                         44                  8,322,216.05                  3.10
700 - 724                                         57                  9,081,029.03                  3.38
675 - 699                                        127                 19,159,966.08                  7.14
650 - 674                                        198                 29,271,596.06                 10.90
625 - 649                                        241                 32,182,794.21                 11.99
600 - 624                                        337                 41,661,498.15                 15.52
575 - 599                                        334                 39,402,032.80                 14.68
550 - 574                                        288                 32,653,724.58                 12.16
525 - 549                                        246                 28,745,875.95                 10.71
500 - 524                                        130                 12,759,450.50                  4.75
475 - 499                                         38                  3,699,282.07                  1.38
450 - 474                                          7                    453,112.85                  0.17
425 - 449                                          2                    213,341.92                  0.08
Not Available                                      2                     68,507.68                  0.03
-------------------------------------------------------------------------------------------------------------
                   TOTAL                   2,108                  $ 268,462,204.72                100.00%
-------------------------------------------------------------------------------------------------------------

(1)  As of the Statistical Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 615.


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accruate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Global Structured Finance                                            Page 4 of 4

Banc of America Securities [LOGO]


                               Statistical Cut-Off Date Mortgage Loan Principal Balance (1)

-------------------------------------------------------------------------------------------------------------
                                                 Number                                         Percent
                                                   of                  Aggregate               of Loans
                 Range of                       Mortgage               Principal             by Principal
            Principal Balances                    Loans                 Balance                 Balance
-------------------------------------------------------------------------------------------------------------
      $1 -  $25,000                                  32             $    670,730.09                0.25%
 $25,001 -  $50,000                                 270               10,830,307.93                4.03
 $50,001 -  $75,000                                 348               21,734,414.13                8.10
 $75,001 - $100,000                                 334               29,093,339.64               10.84
$100,001 - $125,000                                 243               27,362,722.27               10.19
$125,001 - $150,000                                 223               30,749,113.00               11.45
$150,001 - $175,000                                 176               28,590,749.06               10.65
$175,001 - $200,000                                 130               24,313,103.86                9.06
$200,001 - $225,000                                 105               22,417,705.36                8.35
$225,001 - $250,000                                  71               16,814,421.84                6.26
$250,001 - $275,000                                  51               13,396,106.61                4.99
$275,001 - $300,000                                  35               10,032,601.21                3.74
$300,001 - $325,000                                  30                9,355,411.37                3.48
$325,001 - $350,000                                  18                6,118,219.51                2.28
$350,001 - $375,000                                  12                4,337,208.42                1.62
$375,001 - $400,000                                  15                5,891,012.38                2.19
$400,001 - $425,000                                   4                1,669,769.50                0.62
$425,001 - $450,000                                   7                3,068,002.95                1.14
$450,001 - $475,000                                   2                  905,914.21                0.34
$525,001 - $550,000                                   1                  527,033.57                0.20
$575,001 - $600,000                                   1                  584,317.81                0.22
-------------------------------------------------------------------------------------------------------------
                   TOTAL                          2,108           $  268,462,204.72              100.00%
-------------------------------------------------------------------------------------------------------------

(1)  As of the Statistical Cut-Off Date, the average Statistical Cut-Off Date Mortgage Loan Principal
     Balance of the mortgage loans is approximately $127,354.


                                                  Loan Documentation

-------------------------------------------------------------------------------------------------------------
                                                  Number                                           Percent
                                                    of                  Aggregate                  of Loans
                                                 Mortgage               Principal                by Principal
               Documentation                      Loans                  Balance                    Balance
-------------------------------------------------------------------------------------------------------------
Full Documentation                                1,651             $  200,794,707.12                74.79%
Stated Asset - Stated Income                        298                 42,044,693.10                15.66
Lite Documentation (24 Months Income                115                 20,115,913.32                 7.49
Verified)
Lite Documentation (6 Months Income                  44                  5,506,891.18                 2.05
Verified)
-------------------------------------------------------------------------------------------------------------
                   TOTAL                          2,108             $  268,462,204.72               100.00%
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accruate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
Global Structured Finance                                            Page 5 of 5